EAST COAST IDEAS CONFERENCE JUNE 2025

SAFE HARBOR STATEMENTS AND NON-GAAP FINANCIAL MEASURES 2 Certain statements in this Annual Report on Form 10-K constitute forward-looking statements within the meaning of the federal securities laws, which are subject to the "safe harbor" created by Section 27A of the Securities Act of 1933, as amended (the "Securities Act"), and Section 21E of the Securities Exchange Act of 1934, as amended (the "Exchange Act").. As a general matter, forward-looking statements are those focused upon future plans, objectives or performance as opposed to historical items and include statements of anticipated events or trends and expectations and beliefs relating to matters not historical in nature. Such forward-looking statements involve known and unknown risks and are subject to uncertainties and factors relating to Core Molding Technologies' operations and business environment, all of which are difficult to predict and many of which are beyond Core Molding Technologies' control. Words such as “may,” “will,” “could,” “would,” “should,” “anticipate,” “predict,” “potential,” “continue,” “expect,” “intend,” “plans,” “projects,” “believes,” “estimates,” “encouraged,” “confident” and similar expressions are used to identify these forward-looking statements. These uncertainties and factors could cause Core Molding Technologies' actual results to differ materially from those matters expressed in or implied by such forward-looking statements. Core Molding Technologies believes that the following factors, among others, could affect its future performance and cause actual results to differ materially from those expressed or implied by forward-looking statements made in this presentation: business conditions in the plastics, transportation, power sports, utilities and commercial product industries (including changes in demand for truck production); federal and state regulations (including engine emission regulations); general economic, social, regulatory (including foreign trade policy) and political environments in the countries in which Core Molding Technologies operates; the adverse impact of coronavirus (COVID-19) global pandemic on our business, results of operations, financial position, liquidity or cash flow, as well as impact on customers and supply chains; safety and security conditions in Mexico; fluctuations in foreign currency exchange rates; dependence upon certain major customers as the primary source of Core Molding Technologies’ sales revenues; efforts of Core Molding Technologies to expand its customer base; the ability to develop new and innovative products and to diversify markets, materials and processes and increase operational enhancements; ability to accurately quote and execute manufacturing processes for new business; the actions of competitors, customers, and suppliers; failure of Core Molding Technologies’ suppliers to perform their obligations; the availability of raw materials; inflationary pressures; new technologies; regulatory matters; labor relations and labor availability as well as possible work stoppages or labor disruptions at one or more of our union locations or one of our customer or supplier locations; the loss or inability of Core Molding Technologies to attract and retain key personnel; the ability to successfully identify, evaluate and manage potential acquisitions and to benefit from and properly integrate any completed acquisitions; federal, state and local environmental laws and regulations; the availability of sufficient capital; the ability of Core Molding Technologies to provide on-time delivery to customers, which may require additional shipping expenses to ensure on-time delivery or otherwise result in late fees and other customer charges; risk of cancellation or rescheduling of orders; management’s decision to pursue new products or businesses which involve additional costs, risks or capital expenditures; inadequate insurance coverage to protect against potential hazards; equipment and machinery failure; product liability and warranty claims; and other risks identified from time to time in Core Molding Technologies’ other public documents on file with the Securities and Exchange Commission, including those described in Item 1A of the December 31, 2024 Annual Report on Form 10-K. This presentation includes certain non-GAAP financial measures to describe our performance. The reconciliation of those measure to GAAP measures are provided within the appendix of the presentation. Those disclosures should not be viewed as a substitute for operating results determined in accordance with GAAP, nor are they necessarily comparable to non-GAAP performance measures that may be presented by other companies.

US 45% Canada 14% Mexico 41% CORE MOLDING TECHNOLOGIES The most reliable, innovative and responsive partner in engineered materials and manufacturing solutions: SOLUTION | INNOVATION | MANUFACTURING Diversified Portfolio with Long Term Customer Relationships Building Products Industrial & Utilities Power Sports Transportation (1) Based on 2024 sales by Core production location. 2024 Sales By Country $302M (1) Headquartered in Columbus, OH Employees 1,570 NYSE American CMT Founded in 1980 Adjusted EBITDA 12 Months Ended March 31, 2025 = $32.2M (2) 3 (2) Adjusted EBITDA is a non-GAAP financial measure as defined and reconciled later in this presentation.

✓ Market Leadership Position ✓ Few competitors, high barriers to entry ✓ Tariff protected USMCA compliant products ✓ Large Addressable Market ✓ Long-term relationships with blue-chip companies ✓ Proprietary, Highly-Engineered Products ✓ Single source, technical solutions of structural systems ✓ Product innovation expertise with product design, functionality & durability ✓ 90% recurring revenues, strong TTM Earnings, Adjusted EBITDA and Return on Capital INVESTMENT HIGHLIGHTS 4

> $10B ADDRESSABLE MARKET • Grow wallet share with large customers • Multiple industry channel expansion $2.6B Grow • Market leader in truck & powersports • Focus on higher value solutions Based on management estimates with current process portfolio. Industry Dynamics $2.3B Grow $1.9B Grow $1.9B Grow $0.6B Defend $0.3B Grow $0.5B Defend / Grow Powersports / Golf Cars Building Products Industrial & Utilities Packaging Consumer Products Truck Construction & Ag. • Market specific internal sales force • Ongoing partnership with sales agency to drive lead generation and opportunities into new sales channels

LARGE NORTH AMERICAN MANUFACTURING FOOTPRINT 14% 34% 25% 16% 4% 7% Columbus, OH Matamoros, MX* Cobourg, Ontario* Winona, MN Gaffney, SC Monterrey, MX* 82 presses >1.3M Square Feet Product Sales by Facility* *Based on 2024 Product Sales 6 * USMCA compliant products

INDUSTRY AND CUSTOMER DIVERSIFICATION 56% Truck 24% Power Sports 6% Building Products 14% Industrial, Utilities & Other 2024 Net Product Sales By Industry Truck Powersport Building Products Industrial and Utilities Long-term relationships with blue-chip companies providing single- source manufacturing arrangements with key customers 7

HOW WE DIVERSIFY 8 Building Products Industrial & Utilities Power Sports Transportation Light Weighting | Durability | Cost Savings | Corrosion Resistance | Parts Consolidation | Recyclability

23 Driving Core Molding to the Next Level Invest For Growth 1. Sales Force Development • Invest in Sales Function • Focus on Grow Wallet Share with high value solutions 2. Strengthen Core’s Technology functions • Expertise to solve Customer Problems 3. Acquisitions - Diversification • Sales Channel Access • Footprint expansion • Complimentary Technology and Resources ➢ We have an organization and plants prepared for organic growth ➢ We are profitable and have cash to invest (acquisition and assets) ➢ Driving Voice of the Customer into the organization, understand the customer’s problems to solve 9

Steps to Driving More Organic Growth 1. Org Structure to increase focus on growth and builds customer loyalty to facilitate growing wallet share 2. Prioritization of new opportunities to best utilize our resources and maximize return on investment 3. Train and embed Value-Selling methodologies 4. Build out the value proposition and collateral 5. How-To-Win strategic mindset from the onset of new opportunities 6. Market research and analysis to prioritize markets and opportunities 10

New Sales Growth 11 VehicleMedical Automotive EV Battery Enclosures Portable SecurityLow Cost Carbon Fiber SMC and Top Coat Paint

INTEGRATED MATERIALS AND PROCESSES FROM ONE SUPPLIER 12 High Strength to Weight • High performance vs cost = Value • Durability and corrosion resistance Innovative Material & Process Development • Large format / One-piece design • Design Flexibility • Value Added Features Lightweight = Lower Total Costs • Total installation cost 15% lower • 10X faster installation Multi-Composite Design Flexibility • High value integrated design: Unique Solutions • Increased strength / durability

LIGHT WEIGHTING 13 Multiple Benefits from Lightweight Parts: ✓ Easier installation ✓ Reduced Labor ✓ Improved Employee Safety / Reduced Injuries / OSHA ✓ On site modifications ✓ Reduced need for onsite installation equipment ✓ Saves 80% CO2 emissions vs concrete equivalent ✓ Lower overall cost Polymer Concrete 90 Lbs. Composite 25 Lbs. Concrete 300 Lbs. Composite 40 Lbs.

PART CONSOLIDATION / SOLUTIONS 14 Multiple Benefits from a Solution with Part Consolidation: ✓ Unique Solutions creating an optimized design ✓ Simplified assembly / Reduced Labor for the customer ✓ Integrated with the customer development (Early in the development process) ✓ Unique capability to create large format products • 3X higher strength, 30Lbs lighter, 60% less labor to install 43 Parts 1 Part • All fasteners, engine mounts and transducer molded into 1 part • Fiber reinforced tape molded into side for side impact strength

Why Core Molding? – Engaged teams make it happen! Culture As A Competitive Advantage: Holistic approach to purposefully create an engaged knowledgeable team that wants to win and feels empowered to win. • Team that lives up to commitments and enjoys what we do. • Culture of continuous improvement and delivering to the customer needs. Core 8.6% Industry Avg. 23.3% Employee Turnover 0.0% 10.0% 20.0% 30.0% 1 • Long term trusted partner with industry leaders supplying similar products (BRP, Yamaha, Polaris…) • 2023 BRP Gold Supplier Award • 2023 PACCAR 10PPM Award > 99% > 99% 15

Why Core Molding? – Difficult and Ultra Large Products We are an Industry leader in Composite product design / manufacturing • CAMX 2023 Material & Process Innovation Award nomination • Multi-Composite Design Flexibility • 82 Presses • 7 DLFT systems in 2 different location • Co-development, product design and manufacture to optimize products for performance and cost. • Molded in hardware (labor reduction) • Part consolidation (labor & part reduction) 43 Parts 1 Part • Capability to design and develop manufacturing solutions for large / ultra-large complex products that are Hard To Do. • Large and growing portfolio of complementary processes, capable NA footprint and deep expertise of producing in MX. • Cobourg, Ontario • Winona, MN • Gaffney, SC • Columbus, OH • Matamoros, MX • Monterrey, MX • Brownsville, TX 16

17 FINANCIALS

CAPITAL ALLOCATION STRATEGY 18 Organic Growth • Capital investments meeting Company’s return requirements • Projected capital spend in 2025 of $10-$12mm • R&D spending M&A • Tuck in acquisitions • Valuations of $10 - $40 million • One to two acquisitions a year • Disciplined evaluation process to identify appropriate opportunities Return Capital to Shareholders • Share repurchase is preferred method • Authorized $7.5mm share repurchase program in place • Approximately 320k shares @ $16.03 per share repurchased in 2024-2025 Maintain Strong Balance Sheet • Zero net debt • Current leverage ratio of ~.60 times Adjusted EBITDA • Available liquidity flexibility to take advantage of opportunities Multifaceted allocation strategy to maximize shareholder value

SELECTED FINANCIAL INFORMATION 19 • Impact of economic slowdown reducing customer demand in 2025 • Company focus on operational improvements and portfolio profitability driving higher earnings • Adjusted EBITDA as % of sales of 11.3% • Disciplined capital deployment approach resulting in increased ROCE • Excluding ~ $44mm of accumulated cash to be redeployed, 2025 ROCE = 13.1% $308 $377 $358 $302 $285 $0 $50 $100 $150 $200 $250 $300 $350 $400 2021 2022 2023 2024 TTM March 2025 Total Sales in millions $26.7 $31.9 $42.9 $33.8 $32.2 0.0% 2.0% 4.0% 6.0% 8.0% 10.0% 12.0% 14.0% $0 $10 $20 $30 $40 $50 2021 2022 2023 2024 TTM March 2025 Adj EBITDA in millions / % of Sales (1) Adj EBITDA EBITDA % 10.5% 12.7% 16.4% 10.7% 9.7% 0% 5% 10% 15% 20% 2021 2022 2023 2024 TTM March 2025 Return on Capital Employed (ROCE) (1) 14.2% (2) 13.1% (2) (1) Adjusted EBITDA and ROCE are non-GAAP financial measure as defined and reconciled later in this presentation. (2) ROCE excluding accumulated cash.

in millions Operating Cash Flows Sustaining Capex Growth Capex Free Cash Flows Free Cash Flows Excluding Growth Capex 2022 19.0$ 7.8$ 8.8$ 2.4$ 11.2$ 2023 34.8$ 6.1$ 3.0$ 25.7$ 28.7$ 2024 35.1$ 9.0$ 2.5$ 23.6$ 26.1$ Total 88.9$ 22.9$ 14.3$ 51.7$ 66.0$ 3 Year Avg. 29.6$ 7.6$ 4.8$ 17.2$ 22.0$ TTM March 2025 36.1$ 9.1$ 2.5$ 24.5$ 27.0$ CASH FLOWS AND REINVESTMENT 20 Three Year Summary ~$89M Operating cash flow $52M free cash flows $14M Reinvestment to support Company growth excluding growth capex $66M Capacity in place to support $425 to $475 million of revenues

LONG TERM FINANCIAL GOALS Revenues Operating Income Return on Capital Employed 3 – 5 Years • Organic growth • Acquisitions • Goal timing may be impacted due to return to pre-pandemic demand levels • Operational improvements • Value selling • Leverage fixed costs • Investment in capacity and automation • Acquisitions • Working Capital Management 21 >$500MM 8%-10% 14%-16%

CONTACTS 22 Company Contact Alex Panda Chief Financial Officer apanda@coremt.com Investor Contact Sandy Martin / Steven Hooser Three Part Advisors 214.616.2207

APPENDIX 23

NET INCOME (LOSS) TO ADJUSTED EBITDA RECONCILIATION

In thousands	Twelve Months Ended December 31, 2016	2017	2018	2019	2020	2021	2022	2023	2024	TTM March 2025
Net income (loss)	$ 7,411	$ 5,459	$ (4,782)	$ (15,223)	$ 8,165	$ 4,671	$ 12,203	$ 20,324	$ 13,299	$ 11,723
Income tax expense (benefit)	$ 3,836	$ 2,286	$ (664)	$ (355)	$ (3,618)	$ 4,248	$ 2,382	$ 5,422	$ 4,182	$ 3,905
Other expenses[(1)]	$ 298	$ 245	$ 2,394	$ 4,144	$ 5,923	$ 2,149	$ 3,418	$ 791	$ (786)	$ (825)
Depreciation and amortization	$ 6,283	$ 6,240	$ 9,384	$ 10,376	$ 10,775	$ 11,130	$ 11,603	$ 12,831	$ 13,318	$ 13,240
Share-based compensation	$ 1,003	$ 1,331	$ 1,743	$ 1,564	$ 1,355	$ 1,886	$ 2,329	$ 2,923	$ 2,495	$ 2,387
Goodwill impairment	$ -	$ -	$ 2,403	$ 4,100	$ -	$ -	$ -	$ -	$ -	$ -
Facility closure and severance costs[(2)]	$ -	$ -	$ -	$ -	$ -	$ 2,581	$ -	$ 570	$ 1,294	$ 1,794
Adjusted EBITDA*	$ 18,831	$ 15,561	$ 10,478	$ 4,606	$ 22,600	$ 26,665	$ 31,935	$ 42,861	$ 33,802	$ 32,224
Adjusted EBITDA % of Revenues	10.8%	9.1%	3.9%	1.6%	10.2%	8.7%	8.5%	12.0%	11.2%	11.3%

(1) Includes net interest expense, non-cash periodic post retirement costs and loss on extinguishment of debt.
(2) Reflects facility closure and severance payments.

Reconciliation of GAAP to Non-GAAP Financial Measures

* Adjusted EBITDA represents net income before, as applicable from time to time, (i) interest expense, net, (ii) provision (benefit) for income taxes, (iii) depreciation and amortization of long-lived assets, (iv) share based compensation expense, (v) non-reoccurring charges including restructuring costs, plant closure costs, goodwill impairment charges, (vi) nonrecurring legal settlement costs and associated legal expenses unrelated to the Company's core operations. This metrics is a supplemental measures of our operating performance that are neither required by, nor presented in accordance with, GAAP. This measure has limitations as an analytical tool and should not be considered in isolation or as an alternative to performance measure derived in accordance with GAAP as an indicator of our operating performance. We present Adjusted EBITDA because management uses this measure as key performance indicators, and we believe that securities analysts, investors and others use this measure to evaluate companies in our industry. Our calculation of this measure may not be comparable to similarly named measures reported by other companies. The above table presents a reconciliation of net income (loss), the most directly comparable measure calculated in accordance with GAAP, to Adjusted EBITDA for the periods presented.

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YEAR-END AND RETURN ON CAPITAL EMPLOYED ("ROCE") RECONCILIATION

in thousands	2020	2021	2022	2023	2024	TTM March 2025
EBIT	$ 10,390	$ 11,068	$ 18,003	$ 26,537	$ 16,695	$ 14,802
Plant Closure and Severance Costs[1]		2,581	-	-	1,294	1,794
Adjusted EBIT	**$ 10,390**	**$ 13,649**	**$ 18,003**	**$ 26,537**	**$ 17,989**	**$ 16,596**

	December 31,					March 31,
	2020	2021	2022	2023	2024	2025
Shareholders' Equity	$ 93,932	$ 100,095	$ 116,125	$ 138,953	$ 147,361	$ 149,873
Debt						
Short Term Portion of Term Debt	2,535	3,943	1,208	1,468	1,814	1,814
Long Term Portion of Term Debt	25,198	21,251	22,986	21,519	19,706	19,248
Revolver	420	4,424	1,864	-	-	-
Total Capital Employed	**$ 122,085**	**$ 129,713**	**$ 142,183**	**$ 161,940**	**$ 168,881**	**$ 170,935**
ROCE	**8.5%**	**10.5%**	**12.7%**	**16.4%**	**10.7%**	**9.7%**

in thousands	2024[2]	TTM March 2025[2]
EBIT	$ 16,695	$ 14,802
Plant Closure and Severance Costs[1]	1,294	1,794
Adjusted EBIT	**$ 17,989**	**$ 16,596**

	2024	
Shareholders' Equity	$ 147,361	$ 149,873
Debt		
Short Term Portion of Term Debt	1,814	1,814
Long Term Portion of Term Debt	19,706	19,248
Accumulated Cash	(41,803)	(44,474)
Total Capital Employed	**$ 127,078**	**$ 126,461**
ROCE	**14.2%**	**13.1%**

(1) Reflects Cincinnati facility closing and severance costs
(2) ROCE excluding accumulated cash

Reconciliation of GAAP to Non-GAAP Financial Measures

* Return on Capital Employed represents net income before, as applicable from time to time, (i) interest expense, net, (ii) provision (benefit) for income taxes, (iii) restructuring and plant closure costs, (iv) nonrecurring legal settlement costs and associated legal expenses unrelated to the Company's core operations divided by Total Capital Employed which includes (i) Shareholders' Equity, (ii) term debt, and (iii) revolving debt. This metrics is a supplemental measure of our operating performance that are neither required by, nor presented in accordance with, GAAP. This measure has limitations as an analytical tool and should not be considered in isolation or as an alternative to performance measure derived in accordance with GAAP as an indicator of our operating performance. We present ROCE because management uses this measure as key performance indicators, and we believe that securities analysts, investors and others use these measures to evaluate companies in our industry. Our calculation of this measure may not be comparable to similarly named measures reported by other companies.

CORE MOLDING TECHNOLOGIES
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